Pzena Emerging Markets Value Fund
Schedule of Investments
November 30, 2025 (Unaudited)

COMMON STOCKS - 91.5%	Shares	Value
Brazil – 7.9%
Ambev S.A.	18,389,300	$47,886,559
B3 S.A. - Brasil Bolsa Balcao	18,338,000	51,772,466
Banco do Brasil S.A.	6,476,700	27,336,859
Natura Cosmeticos S.A. (a)	28,629,400	44,248,630
Neoenergia S.A.	5,704,950	34,532,056
Vale S.A.	3,540,600	44,646,775
		250,423,345

China - 23.1%
Alibaba Group Holding, Ltd.	5,028,800	97,854,797
Baidu, Inc. - Class A (a)	4,426,900	64,706,379
Beijing Oriental Yuhong Waterproof Technology Co., Ltd. - Class A	23,714,745	41,940,687
China Merchants Bank Co., Ltd. - Class A	11,074,756	67,190,842
China Overseas Land & Investment, Ltd.	43,430,118	74,134,628
Haier Smart Home Co., Ltd. - Class H	23,045,800	78,677,742
Ping An Insurance Group Co. of China Ltd. - Class H	6,647,500	48,411,276
Tencent Holdings, Ltd.	902,900	70,915,511
Weichai Power Co., Ltd. - Class H	30,328,000	75,063,811
Zhejiang Longsheng Group Co., Ltd. - Class A	13,845,905	20,477,681
Zhongsheng Group Holdings Ltd.	24,398,000	36,695,790
ZTO Express Cayman, Inc.	1,139,000	23,334,019
ZTO Express Cayman, Inc. - ADR	1,378,959	28,475,504
		727,878,667

Hong Kong - 8.4%
Galaxy Entertainment Group, Ltd.	14,131,000	73,035,834
Man Wah Holdings, Ltd.	47,250,645	28,948,845
Pacific Basin Shipping, Ltd.	215,367,066	71,921,339
WH Group, Ltd. (b)	70,507,200	73,716,210
Yue Yuen Industrial (Holdings), Ltd.	7,769,500	16,415,877
		264,038,105

Hungary - 4.6%
MOL Hungarian Oil & Gas PLC	3,486,315	30,869,163
OTP Bank PLC	676,105	70,377,277
Richter Gedeon	1,475,383	43,702,469
		144,948,909

India - 3.8%
HDFC Bank, Ltd.	5,320,696	59,936,089
UPL, Ltd.	7,049,279	59,788,541
		119,724,630

Indonesia - 1.4%
Bank Rakyat Indonesia Persero Tbk	195,459,600	43,187,711

Kazakhstan - 1.6%
Kaspi.kz JSC - ADR	633,758	48,995,831

Peru - 2.0%
Credicorp, Ltd.	247,531	63,667,449

Republic of Korea - 16.8%
DB Insurance Co., Ltd.	324,285	27,452,815
Doosan Bobcat, Inc.	868,290	32,590,764
Hankook Tire & Technology Co., Ltd.	1,877,151	78,499,158
Hyundai Mobis Co., Ltd.	279,816	58,887,602
KB Financial Group, Inc.	630,220	53,480,744
Orion Corp.	610,788	43,816,091
Samsung Electronics Co., Ltd.	2,241,192	153,156,629
Shinhan Financial Group Co., Ltd.	954,930	50,647,360
WONIK IPS Co., Ltd.	646,815	26,960,704
		525,491,867

Romania - 0.4%
Banca Transilvania S.A.	1,942,250	12,988,914

Russia - 0.0% (c)
Sberbank of Russia PJSC - ADR (a)(d)	408,511	4,085

Saudi Arabia - 1.3%
Saudi Arabian Oil Co. (b)	6,423,455	42,172,946

Singapore - 1.8%
Wilmar International, Ltd.	22,537,400	56,350,022

Taiwan - 6.9%
Compal Electronics, Inc.	28,703,161	26,842,051
Hon Hai Precision Industry Co., Ltd.	6,810,132	48,930,532
Nien Made Enterprise Co., Ltd.	297,000	3,525,012
Taiwan Semiconductor Manufacturing Co., Ltd.	2,968,000	136,177,155
		215,474,750

Thailand - 3.9%
Bangkok Bank Public Co., Ltd.	5,287,900	25,950,868
Bangkok Bank Public Co., Ltd. - NVDR	4,268,000	20,945,613
Indorama Ventures PCL - NVDR	46,771,200	22,372,309
SCB X PCL	13,259,800	53,541,668
		122,810,458

Turkey - 0.9%
Akbank T.A.S.	17,961,980	27,364,800

United Arab Emirates - 0.4%
Abu Dhabi Commercial Bank PJSC	3,625,099	13,916,685

United Kingdom - 1.4%
Standard Chartered PLC	749,038	16,592,739
Wizz Air Holdings PLC (a)	1,926,486	29,810,475
		46,403,214

United States - 2.2%
Cognizant Technology Solutions Corp. - Class A	878,445	68,263,961

Uruguay - 0.9%
Arcos Dorados Holdings, Inc. - Class A	3,641,568	27,639,501

Vietnam - 1.8%
Vietnam Dairy Products JSC	23,507,130	57,076,705
TOTAL COMMON STOCKS (Cost $2,299,116,830)		2,878,822,555

PREFERRED STOCKS - 4.8%
Brazil - 4.8%
Cia Energetica de Minas Gerais, 12.76%	29,180,263	62,702,702
Itau Unibanco Holding S.A., 6.45%	6,343,967	49,464,842
Petroleo Brasileiro S.A. - Petrobras, 9.31%	6,226,300	36,976,256
TOTAL PREFERRED STOCKS (Cost $116,467,691)		149,143,800

SHORT-TERM INVESTMENTS - 3.6%
Money Market Funds – 3.6% First American Government Obligations Fund - Class X, 4.26% (e)	113,425,218	113,425,218
TOTAL SHORT-TERM INVESTMENTS (Cost $113,425,218)		113,425,218

TOTAL INVESTMENTS - 99.9% (Cost $2,529,009,739)		3,141,391,573
Other Assets in Excess of Liabilities - 0.1%		4,176,427
TOTAL NET ASSETS - 100.0%		$3,145,568,000

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
NVDR - Non-Voting Depositary Receipt

(a)	Non-income producing security.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of November 30, 2025, the value of these securities total $115,889,156 or 3.7% of the Fund’s net assets.

(c)	Represents less than 0.05% of net assets.
(d)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $4,085 or 0.0% of net assets as of November 30, 2025.

(e)	The rate shown represents the 7-day annualized yield as of November 30, 2025.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

Pzena Emerging Markets Value Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total

Common Stocks	$2,878,818,470	$–	$4,085	$2,878,822,555
Preferred Stocks	149,143,800	–	–	149,143,800
Short-Term Investments	113,425,218	–	–	113,425,218
Total Investments	$3,141,387,488	$–	$4,085	$3,141,391,573

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

Fair Value Measurement Using Significant Unobservable Inputs	Level 3
Beginning balance as of February 28, 2025	$4,085
Ending balance as of November 30, 2025	$4,085

Change in unrealized appreciation/depreciation still held as of November 30, 2025	$-